Earnings per share	12 Months Ended
Dec. 31, 2014
Earnings per share [Abstract]
Earnings per share

Note 17 - Earnings per share

The following is a reconciliation of the basic and diluted earnings per share computation:

	For the year ended December 31,
	2014	2013	2012

Net (loss) income for earnings per share	$(2,288)	$8,444	$4,213

Weighted average shares used in diluted computation - basic and diluted	17,406,069	17,193,189	17,059,575

Earnings per share – basic and diluted	$(0.13)	$0.49	$0.25

In accordance with the U.S. GAAP, outstanding ordinary shares that are contingently returnable are treated in the same manner as contingently issuable shares.

A total of 361,327 ordinary shares owned by the Sponsors that were no longer subject to cancellation were used to calculate basic earnings per share upon provision of services. The remaining 405,495 ordinary shares in escrow which would be released contingent on financial advisory and certain other services to be provided by the Sponsors are excluded from basic and diluted earnings per share computation for 2013 and 2014. These escrow shares expired on December 31, 2013 and were cancelled on April 14, 2014. As of December 31, 2014 and 2013, all the Company's warrants and unit options were excluded from the diluted earnings per share calculation as they were anti-dilutive.